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                                                                   EXHIBIT 10.33
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                            LINE OF CREDIT AGREEMENT

                                    BETWEEN

                           COLORADO GREENHOUSE, INC.

                                      AND

                            COLORADO GREENHOUSE, LLC


                                     DATED
                                     AS OF


                                JANUARY 24, 1997


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                           LINE OF CREDIT AGREEMENT

     THIS LINE OF CREDIT AGREEMENT (sometimes referred to herein as this "Agreement" or in the Loan Documents as defined by the MLA as the "Line of Credit") is made and entered into as of this 24th day of January, 1997, by and between COLORADO GREENHOUSE, INC ("CGI") and COLORADO GREENHOUSE, LLC (the "Borrower").

     SECTION 1. THE LINE. On the terms and conditions set forth herein, CGI agrees to make Advances to Borrower during the period set forth below in any aggregate principal amount not to exceed, at any one time outstanding, the lesser of the "LLC Borrowing Base" (as calculated pursuant to the LLC Borrowing Base Report attached hereto as Exhibit "A") or ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($ 1,500,000) (the "Line"). Within the limits of the Line, Borrower may borrow, repay and reborrow.

     SECTION 2. TERM. The term of the Line shall be from January 21, 1997, up to and including December 31, 1997, or such later date as CGI may, in its sole discretion, authorize in writing. Notwithstanding the foregoing, the Line shall be automatically extended for an additional year unless on or before 90 days prior to end of term in any year (the "Notification Date"), either party receives written notice from the other to the contrary. If on or before the Notification Date, CGI grants a short-term extension of the Line, then the Notification Date shall be extended for a like period, and in the event neither party receives written notice from the other to the contrary on or before such extended Notification Date (or any further extension so granted), then the Line shall be automatically extended for an additional year as provided above. All annual extensions shall be measured from, and effective as of, the anniversary date of the first day of the initial term of the Line. Provided that there shall be no amounts outstanding hereunder with respect to Advances, interest thereon or other obligations hereunder, Borrower may, at any time, by written notice to CGI terminate this Agreement and the commitments hereunder.

     SECTION 3. PURPOSE. The purpose of the Line is to finance the operating needs of the Borrower, and the Borrower agrees to use the proceeds of the Line for that purpose only.

     SECTION 4. AVAILABILITY. Advances under the Line may be made available on any day that funds for such Advances are available to CGI.

     SECTION 5.  INTEREST.

          (A) ADVANCES. Advances on the Line shall bear interest at the Prime Rate, minus twenty-five (25) basis points (.25%). Prime Rate shall mean, for any day, the rate defined as the "prime rate," as published from time to time in the Eastern Edition of The Wall Street Journal as the average prime lending rate for seventy-five percent (75%) of the United States' thirty (30) largest commercial banks, or if The Wall Street Journal shall cease publishing the "prime rate" on a regular basis, such other regularly published average prime rate application to such commercial banks as is acceptable to CGI in its reasonable discretion.

          (B) PAYMENT AND CALCULATION. Interest shall be payable on the 1st day of each month beginning on the 1st day of the first month following the first Advance hereon and shall be
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calculated on the number of days each Advance will be outstanding on the basis of a year consisting of 365 days. In calculating interest, the date each Advance is made shall be included and the date each Advance is repaid shall be excluded.

          (C) DEFAULT RATE. If prior to maturity the Borrower fails to make any payment, at CGI's option in each instance, such payment shall bear interest at four percent (4%) per annum in excess of the rate set forth in Subsection (A) above. After maturity, whether by reason of acceleration or otherwise, the unpaid principal balance hereunder shall automatically bear interest at four percent (4%) per annum in excess of the rates that would otherwise be in effect (the "Default Rate"). All interest provided for in this Subsection shall be payable on demand and shall be calculated from the date such payment was due to the date paid on the basis of a year consisting of 365 days.

     SECTION 6. NOTE. The Borrower's obligation to repay the Advances shall be evidenced by a promissory note in the form of Promissory Note attached hereto as Exhibit "B" (the "Note").

     SECTION 7. MANNER AND TIME OF PAYMENT. The Borrower promises to repay the Advances on the first business day following the last day of the term of the Line ("Maturity Date"), all in accordance with the Note, and to pay interest on the Advances in accordance with Section 5 above.

     SECTION 8. SECURITY. To secure the repayment of all Advances hereunder, Borrower shall grant a security interest in the property more particularly described in the Security Agreement of even date herewith, being all of Borrower's interest in all Accounts, Inventory, Equipment, Fixtures, Farm Products, General Intangibles, Chattel Paper, Instruments, Documents, Intellectual Property (including without limitation the Trademarks and Logos shown on Schedule 3 of the Security Agreement), and all products and proceeds therefrom (the "Collateral"), subject only to the Trademark License Agreement between CGI and Borrower.

     SECTION 9. CONDITIONS PRECEDENT. CGI's obligation to make the initial Advance hereunder is subject to satisfaction of each of the following conditions precedent on or before the date of the initial Advance:

          (A) LOAN DOCUMENTS. That CGI receive duly executed originals of the Agreement, the Note, and all other instruments and documents contemplated hereby (this Agreement, the Note and such other instruments and documents, if any, collectively, the "Loan Documents").

          (B) AUTHORIZATION. That CGI receive copies of all corporate documents and proceedings of the Borrower authorizing the execution, delivery, and performance of the Loan Documents, certified to be true and correct by a Manager of the Borrower.

          (C) APPROVALS. That CGI receive evidence satisfactory to it that all consents and approvals which are necessary for, or required as a condition of the validity and enforceability of the Loan Documents have been obtained and are in full force and effect.

          (D) EVENT OF DEFAULT. That no Event of Default (as that term is defined in Section 13 hereof) exists, and that there has occurred no event which with the passage of time or the giving of notice, or both, could become an Event of Default ("Potential Default").

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            (E)   CONTINUING REPRESENTATIONS AND WARRANTIES.  That the
representations and warranties of the Borrower contained in this Agreement be true and correct on and as of the date of the initial Advance as though made on and as of such date.

     SECTION 10. REPRESENTATIONS AND WARRANTIES. To induce CGI to make Advances hereunder, and recognizing that CGI is relying hereon, the Borrower represents and warrants as follows:

            (A) ORGANIZATION; POWER; ETC. The Borrower (i) is duly organized, validly existing, and in good standing under the laws of its state of incorporation; (ii) is duly qualified to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary; (iii) has all requisite corporate and legal power to own and operate its assets and to carry on its business and to enter into and perform the Loan Documents; and (iv) has duly and lawfully obtained and maintained all licenses, certificates, permits, authorizations, approvals, and the like which are material to the conduct of its business or which may be otherwise required by law.

            (B) DUE AUTHORIZATION; NO VIOLATIONS; ETC. The execution and delivery by the Borrower of, and the performance by the Borrower of its obligations under, the Loan Documents have been duly authorized by all requisite limited liability company action on the part of the Borrower and do not and will not (i) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the articles of organization or operating agreement of the Borrower, or any agreement, indenture, mortgage, or other instruments to which the Borrower is a party or by which the Borrower or any of its properties is bound, including without limitation any of the operation and management agreements under which it occupies, operates and manages any of its greenhouse facilities, or (ii) be in conflict with, result in a breach of, or constitute with the giving of notice or lapse of time, or both, a default under any such agreement, indenture, mortgage, or other instrument. No action on the part of any member of the Borrower is necessary in connection with the execution and delivery by the Borrower of and the performance by the Borrower of its obligations under the Loan Documents.

            (C) CONSENTS. No consent, permission, authorization, order, or license of any governmental authority is necessary in connection with the execution, delivery, performance, or enforcement of the Loan Documents, except such as have been obtained and are in full force and effect.

            (D) BINDING AGREEMENT. Each of the Loan Documents is, or when executed and delivered will be, the legal, valid, and binding obligation of the Borrower, enforceable in accordance with its terms, subject only to limitations on enforceability imposed by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally.

            (E) COMPLIANCE WITH LAWS. The Borrower is in compliance in all material respects with all federal, state, and local laws, rules, regulations, ordinances, codes, and orders (collectively, "Laws"), the failure to comply with which could have a material adverse effect on the condition, financial or otherwise, operations, properties, or business of the Borrower, or on the ability of the Borrower to perform its obligations under the Loan Documents, except as the Borrower has disclosed on Schedule 1 attached hereto.

            (F) ENVIRONMENTAL COMPLIANCE. Without limiting the provisions of Subsection (E) above, all property owned or leased by the Borrower and all operations conducted by it are in com-

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pliance in all material respects with all Laws relating to environmental protection, the failure to comply with which could have a material adverse effect on the condition, financial or otherwise, operations, properties, or business of the Borrower, or on the ability of the Borrower to perform its obligations under the Loan Documents, except as the Borrower has disclosed on
Schedule 1 attached hereto.

          (G) LITIGATION. There are no pending legal, arbitration or governmental actions or proceedings to which the Borrower is a party or to which any of its property is subject which, if adversely determined, could have a material adverse effect on the condition, financial or otherwise, operations, properties, or business of the Borrower, or on the ability of the Borrower to perform its obligations under the Loan Documents, and to the best of the Borrower's knowledge, no such actions or proceedings are threatened or contemplated, except as the Borrower has disclosed on Schedule 1 attached hereto.

          (H) TITLE TO PROPERTY. The Borrower has good and marketable title to all of the property reflected in the financial statements referred to in Subsection (1) below, free and clear of any lien, encumbrance, deed to secure debt, deed of trust, mortgage, warrant, option, right to purchase, right of first refusal or other lien or interest of any person or entity except (i) as specifically disclosed in Schedule 1 attached hereto ("Existing Liens") and (ii) liens or other interests permitted pursuant to Section 13 hereof.

          (I) FINANCIAL STATEMENTS; NO MATERIAL ADVERSE CHANGE; ETC. All financial statements submitted to CGI in connection with the application for the Line or in connection with this Agreement fairly and fully present the financial condition of the Borrower and the results of the Borrower's operations for the periods covered thereby, and are prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied. Since the dates thereof, there has been no material adverse change in the financial condition or operations of the Borrower. All budgets, projections, feasibility studies, and other documentation submitted by the Borrower to CGI are based upon assumptions that are reasonable and realistic, and as of the date hereof, no fact has come to light, and no event or transaction has occurred, which would cause any assumption made therein not to be reasonable or realistic.

          (J) PRINCIPAL PLACE OF BUSINESS; RECORDS. The principal place of business and chief executive office of the Borrower and the place where the records required by Section 11(G) hereof are kept is at the address of the Borrower shown in Section 17 hereof.

          (K)     SUBSIDIARIES.  The Borrower has no subsidiary.

     SECTION 11. AFFIRMATIVE COVENANTS. Unless otherwise agreed to in writing by CGI, while this Agreement is in effect, whether or not any Advance is outstanding, the Borrower agrees to:

          (A) LIMITED LIABILITY COMPANY EXISTENCE. Preserve and keep in full force and effect its limited liability company existence and good standing in the jurisdiction of its incorporation, and its qualification to transact business and good standing in all places required by Law.

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          (B)  COMPLIANCE WITH LAWS AND AGREEMENTS.  Comply in all material respects with (i) all Laws, the failure to comply with which could have a material adverse effect on the condition, financial or otherwise, operations, properties or business of the Borrower or on the ability of the Borrower to perform its obligations under the Loan Documents; and (ii) all agreements, indentures, mortgages, and other instruments to which it is a party or by which it or any of its property is bound, and under which it has the right to occupy, operate and manage any of its greenhouse facilities.

          (C) COMPLIANCE WITH ENVIRONMENTAL LAWS. Without limiting the provisions of Subsection (B) above, comply in all material respects with, and cause all persons occupying or present on any properties owned or leased by the Borrower to so comply with all Laws relating to environmental protection, the failure to comply with which could have a material adverse effect on the condition, financial or otherwise, operations, properties, or business of the Borrower, or on the ability of the Borrower to perform its obligations under the Loan Documents.

          (D) LICENSES; PERMITS; ETC. Duly and lawfully obtain and maintain in full force and effect all licenses, certificates, permits, authorizations, approvals, and the like which are material to the conduct of the Borrower's business or which may be otherwise required by Law.

          (E) INSURANCE. Maintain insurance with insurance companies or associations acceptable to CGI in such amounts and covering such risks as are usually carried by companies engaged in the same or similar business and similarly situated, and make such increases in the type or amount of coverage as CGI may request. All such policies insuring any collateral provided for herein shall provide for loss payable clauses or endorsements in form and content acceptable to CGI. At the request of CGI, certificates of insurance for all policies (or such other proof of compliance with this Section as may be satisfactory) shall be delivered to CGI.

          (F) PROPERTY MAINTENANCE. Maintain and preserve at all times its property, and each and every part and parcel thereof, in good repair, working order and condition and in compliance with all applicable Laws, regulations and orders.

          (G) BOOKS AND RECORDS. Keep adequate records and books of account in accordance with GAAP consistently applied.

          (H) INSPECTION. Permit CGI or its agent, during normal business hours or at such other times as the parties may agree, to examine the Borrower's property, books, and records, and to discuss the Borrower's affairs, finances, operations, and accounts with its respective officers, directors, employees, and independent certified public accountants.

          (I)  REPORTS AND NOTICES.  Furnish to CGI:

               (1) ANNUAL FINANCIAL STATEMENTS. As soon as available, but in event later than one hundred and twenty (120) days after the end of any fiscal year of the Borrower occurring during the term hereof, annual financial statements of the Borrower prepared in accordance with GAAP consistently applied. Such financial statements shall: (i) be audited by Arthur Anderson or other independent certified public accountants selected by the Borrower and acceptable to CGI; (ii) be accompanied by a report of such accountants containing an opinion acceptable to CGI; (iii) be prepared in reasonable detail and in comparative form; and (iv) include a balance sheet, a statement of income,

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a statement of retained earnings, a statement of cash flows, and all notes and schedules relating thereto.

          (2) INTERIM FINANCIAL STATEMENTS. As soon as available, but in no event more than thirty (30) days after the end of each quarter, a balance sheet, a statement of income for such quarter and for the period year to date, and such other interim statements as CGI may specifically request, all prepared in reasonable detail and in comparative form in accordance with GAAP.

          (3) NOTICE OF DEFAULT. Promptly after becoming aware thereof, notice of (i) the occurrence of any Default, and (ii) the occurrence of any breach, default, event of default, or event which with the giving of notice or lapse of time, or both, could become a breach, default, or event of default under any agreement, indenture, mortgage, or other instrument (other than the Loan Documents) to which it is a party or by which it or any of its property is bound or affected if the effect of such breach, default, event of default or event is to accelerate, or to permit the acceleration of, the maturity of any indebtedness under such agreement, indenture, mortgage, or other instrument; provided, however, that the failure of the Borrower to give such notice shall
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not affect the right and power of CGI to exercise any and all of the remedies specified herein.

          (4) NOTICE OF NON-ENVIRONMENTAL LITIGATION. Promptly after the commencement thereof, notice of the commencement of all actions, suits, or proceedings before any court, arbitrator, or governmental department, commission, board, bureau, agency, or instrumentality affecting the borrower which, if adversely determined, could have a material adverse effect on the condition, financial or otherwise, operations, properties, or business of the Borrower, or on the ability of the Borrower to perform its obligations under the Loan Documents.

          (5) NOTICE OF ENVIRONMENTAL LITIGATION. Without limiting the provisions of Clause (4) above, promptly after receipt thereof, notice of the receipt of all pleadings, orders, complaints, indictments, or other communication alleging a condition that may require the Borrower to undertake or to contribute to a cleanup or other response under Laws relating to environmental protection, or which seeks penalties, damages, injunctive relief, or criminal sanctions related to alleged violations of such Laws, or which claims personal injury or property damage to any person as a result of environmental factors or conditions or which, if adversely determined, could have a material adverse effect on the condition, financial or otherwise, operations, properties, or business of the Borrower, or on the ability of the Borrower to perform its obligations under the Loan Documents.

          (6) REGULATORY AND OTHER NOTICES. Promptly after receipt thereof, copies of any notices or other communications received from any governmental authority with respect to any matter or proceeding the effect of which could have a material adverse effect on the condition, financial or otherwise, operations, properties, or business of the Borrower, or the ability of the Borrower to perform its obligations under the Loan Documents.

          (7) MATERIAL ADVERSE CHANGE. Prompt notice of any matter which has resulted or may result in a material adverse change in the conditions, financial or otherwise, operations, properties, or business of the Borrower, or the ability of the Borrower to perform its obligations under the Loan Documents.

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                  (8)  OTHER INFORMATION.  Such other information regarding the condition, financial or otherwise, or operations of the Borrower as CGI may, from time to time, reasonably request.

          (J) PERISHABLE AGRICULTURAL COMMODITIES ACT. Comply in all material respects with the Perishable Agricultural Commodities Act, as amended (7 U.S.C. (S)(S) 499(c)(e)) and the regulations promulgated thereunder, so that the trust for the benefit of all unpaid suppliers or sellers of perishable agricultural commodities (i) shall arise in CGI's favor in its capacity as a seller of perishable agricultural commodities and (ii) shall not arise in connection with its purchase of such commodities.

     SECTION 12. NEGATIVE COVENANTS. Unless otherwise agreed to in writing by CGI, while this Agreement is in effect, whether or not any Advance is outstanding, the Borrower shall not:

          (A) BORROWINGS. Create, incur, assume, or allow to exist, directly or indirectly, any indebtedness or liability for borrowed money, for the deferred purchase price of property or services, or for the lease of real or personal property which lease is required to be capitalized under GAAP or which is treated as an operating lease under regulations applicable to the Borrower but which otherwise would be required to be capitalized under GAAP (a "Capital Lease"), except for (1) indebtedness outstanding on the date hereof and set forth on Schedule 1 attached hereto, (2) accounts payable to trade creditors and current operating liabilities (other than for borrowed money) incurred in the ordinary course of the Borrower's business, and (3) Capital Leases, the aggregate amount of which does not exceed $700,000 at any one time.

          (B) LIENS. Create, incur, assume, or allow to exist any mortgage, deed of trust, deed to secure debt, pledge, lien (including the lien of an attachment, judgment, or execution), security interest, or other encumbrance of any kind upon any of its property, real or personal. The foregoing restrictions shall not apply to (1) the Existing Liens; (2) liens in favor of CGI; (3) liens for taxes, assessments, or governmental charges that are not past due; (4) liens, pledges, and deposits under workers' compensation, unemployment insurance, and social security laws; (5) liens, deposits, and pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), and like obligations arising in the ordinary course of the Borrower's business as conducted on the date hereof; and (6) liens imposed by law in favor of mechanics, materialmen, warehousemen, and like persons that secure obligations that are not past due, other than liens which individually or in the aggregate have no material adverse impact on Borrower or its operations.

          (C) MERGERS; ACQUISITIONS; ETC. Merge or consolidate with any other entity, or acquire all or substantially all of the assets of any person or entity, or form or create any new subsidiary or affiliate, or commence operations under any other name, organization, or entity, including any joint venture.

          (D) TRANSFER OF ASSETS. Sell, transfer, lease, or otherwise dispose of any of the Borrower's assets, except in the ordinary course of business.

          (E) LOANS AND INVESTMENTS. Make any loan or Advance to, or make any investment in, or purchase or make any commitment to purchase any stock, bonds, notes, or other securities of, or guarantee, assume, or otherwise become obligated or liable with respect to the obligations of, any person or entity, exceeding at any one time outstanding an aggregate of $100,000, other than securities

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or deposits issued, guaranteed or fully insured as to payment by the United
States of America or any agency thereof.

          (F) CHANGE IN BUSINESS. Engage in any business activities or operations substantially different from or unrelated to the Borrower's present business activities or operations.


     SECTION 13. EVENTS OF DEFAULT. Each of the following shall constitute an "Event of Default" hereunder:

          (A) PAYMENT DEFAULT. Failure by the Borrower to make any payment required to be made hereunder, under the Note, or under any other Loan Document within five (5) days of the date when due.

          (B) REPRESENTATIONS AND WARRANTIES. Any representation or warranty made by the Borrower herein shall prove to have been false or misleading in any material respect on or as of the date made.

          (C) CERTAIN AFFIRMATIVE COVENANTS. Failure by the Borrower to perform or comply with any covenant set forth in Section 11 hereof (other than Section 11(I)(3), (4), (5), (6) and (7)), and such failure continues for fifteen
(15) days after written notice thereof shall have been delivered by CGI to the Borrower, provided that if any default (except defaults of payment of money) can be cured but cannot be cured within the respective cure period, it shall not be deemed a default if actions to cure have been taken by Borrower within such cure period and are diligently prosecuted to completion within thirty (30) days after the end of the initial cure period.

          (D) OTHER COVENANTS AND AGREEMENTS. The Borrower should fail to perform or comply with any other covenant or agreement contained herein, including, without limitation, any covenant excluded under Subsection (C) above.

          (E) CROSS-DEFAULT. The Borrower should, after any applicable grace period, breach or be in default under the terms of any other agreement between the Borrower and CGI, including, without limitation, any loan agreement, security agreement, mortgage, deed to secure debt, or deed of trust.

          (F) OTHER INDEBTEDNESS. The occurrence of any breach, default, event of default, or event which with the giving of notice or lapse of time, or both, could become a default or event of default under any agreement, indenture, mortgage, or other instrument by which the Borrower or any of its property is bound or affected if the effect of such breach, default, event of default or event is to accelerate, or to permit the acceleration of, the maturity of any indebtedness under such agreement, indenture, mortgage, or other instrument.

          (G) JUDGMENTS. Judgments, decrees, or orders for the payment of money in the aggregate in excess of $100,000 shall be rendered against the Borrower and either (1) enforcement proceedings shall have been commenced; or
(2) such judgments, decrees, and orders shall continue unsatisfied and in effect for a period of twenty (20) consecutive days without being vacated, discharged, satisfied, or stayed pending appeal.

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          (H)     INSOLVENCY, ETC.  The Borrower:  (1) shall become insolvent or shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they come due; or (2) shall suspend its business operations or a material part thereof or make an assignment for the benefit of creditors; or (3) shall apply for, consent to, or acquiesce in the appointment of a trustee, receiver, or other custodian for it or any of its property or, in the absence of such application, consent, or acquiescence, a trustee, receiver, or other custodian is so appointed; or (4) shall commence with respect to it or have commenced against it any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction.

          (I) BREACH OF OPERATION AND MANAGEMENT AGREEMENTS. The Borrower shall breach or be in default under any material term of any operations and management agreements under which it occupies, operates and manages any greenhouse facilities.

          (J) MATERIAL ADVERSE CHANGE. Any material adverse change occurs, as reasonably determined by CGI, in the Borrower's condition, financial or otherwise, operations, properties, or business, or the Borrower's ability to perform its obligations under the Loan Documents.

     SECTION 14.  REMEDIES.

          (A) NO OBLIGATION TO MAKE ADVANCES. During the continuation of any Default or upon the occurrence of and during the continuation of an Event of Default, CGI shall have no obligation to make Advances hereunder.

          (B) TERMINATION; ETC. Upon the occurrence and during the continuation of any Event of Default, and upon notice to the Borrower, CGI may terminate the Line and declare the entire unpaid principal balance of the Note, all accrued interest thereon and all other amounts payable under this Agreement and all other agreements between CGI and the Borrower, to be immediately due and payable. Upon such a declaration, the unpaid principal balance of the Note and all such other amounts shall become immediately due and payable, without protest, presentation, demand, or further notice of any kind, all of which are hereby expressly waived by the Borrower.

          (C) ENFORCEMENT. Upon the occurrence and during the continuation of any Event of Default, CGI may proceed to protect, exercise, and enforce such rights and remedies as may be provided by agreement or under law, including without limitation the right to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Borrower's financial condition or solvency, the adequacy of the Collateral to secure the payment of Advances and the performance of the Loan Documents, or the existence of any waste to the Collateral. Each and every one of such rights and remedies shall be cumulative and may be exercised from time to time, and no failure on the part of CGI to exercise, and no delay in exercising, any right or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or future exercise thereof, or the exercise of any other right.

          (D) APPLICATION OF PAYMENTS. After termination and acceleration of the Line, all amounts received by CGI shall be applied first to costs (including CGI's reasonable attorney fees), then to interest, and then to principal, and any remaining sums to be paid to other Persons as their interests may appear.

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     SECTION 15.  COMPLETE AGREEMENT; AMENDMENT.  This Agreement, the Note and
the other Loan Documents are intended by the parties to be a complete and final expression of their agreement. No amendment, modification or waiver of any provision hereof or thereof, nor any consent to any departure of the Borrower herefrom or therefrom, shall be effective unless approved by CGI and contained in a writing signed by or on behalf of CGI, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 16. APPLICABLE LAW. Except to the extent governed by applicable federal Law, this Agreement shall be governed by and construed in accordance with the Laws of the state of Colorado, without reference to choice of law doctrine.

     SECTION 17. NOTICES. All notices hereunder shall be in writing and shall be deemed to be duly given upon delivery, if delivered by "Express Mail," overnight courier, messenger or other form of hand delivery providing a proof of delivery, or sent by telegram or facsimile transmission, or three (3) days after mailing if sent by certified or registered mail, to the parties at the following addresses (or to such other address for a party as shall be specified by like notice):

     If to CGI, as follows:           If to Borrower, as follows:

     Colorado Greenhouse, Inc.        Colorado Greenhouse, LLC
     6811 Weld County Road 31         6811 Weld County Road 31
     P. O. Box 309                    P.O. Box 309
     Fort Lupton, CO 80621            Fort Lupton, CO 80621
     FAX: 303-857-4049                FAX: 303-857-4049


     SECTION 18. COSTS AND EXPENSES. To the extent allowed by law, the Borrower agrees to pay to CGI on demand, all out-of-pocket costs and expenses incurred by CGI (including, without limitation, the reasonable fees and expenses of counsel retained by CGI) in connection with the enforcement of CGI's rights under the Loan Documents.

     SECTION 19. EFFECTIVENESS AND SEVERABILITY. This Agreement shall continue in effect until all indebtedness and obligations of the Borrower hereunder and under all other Loan Documents shall have been repaid or the Line shall expire, whichever is later. Any provision of the Loan Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof.

     SECTION 20. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Borrower and CGI and their respective successors and assigns, except that the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of CGI. Borrower hereby consents to the assignment of this Agreement, the Note and all other Loan Documents to CGI's lender, Colorado Springs Production Credit Association, as security for a loan to CGI, which loan may be used to make Advances hereunder.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date shown above.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

LINE OF CREDIT AGREEMENT

SIGNATURE PAGE


COLORADO GREENHOUSE, INC.                COLORADO GREENHOUSE, LLC


By: /s/ [SIGNATURE ILLEGIBLE]            By: /s/ [SIGNATURE ILLEGIBLE]
    -------------------------                -------------------------

Title: CEO                               Title:  MANAGER
       ----------------------                    ---------------------

                                  Exhibit A
                                      to
                           Line of Credit Agreement
                           BORROWING BASE REPORT FOR

                           COLORADO GREENHOUSE, LLC

                        For the month ended __________

                                             AMOUNT    FACTOR   COLLATERAL VALUE
                                             ======    ======   ================
Accounts Receivable - produce sales                      80%
   (less than 60 days)                       ______             ________________

Accounts Receivable - other                  ______      60%    ________________

Inventory - produce                          ______      50%    ________________

Inventory - materials & supplies             ______      75%    ________________

                                             ======             ================
              Total
                                             ______             ________________

   Less: claims & allowances                 ______     100%    ________________

   Less: other payables                      ______     100%    ________________

   Less: Operating loan balance              ______     100%    ________________

                                                                ================

   Total available Borrowing Base:
                                                                ________________


   I hereby certify the above information is true and correct as of the date referenced.


   ______________________________                  __________
   (Signature)                                       (Date)

                                   EXHIBIT B
                                      TO
                           LINE OF CREDIT AGREEMENT

                                PROMISSORY NOTE

ONE MILLION FIVE HUNDRED THOUSAND DOLLARS                   January 24, 1997
$1,500,000.00                                             Loan No.__________

     FOR VALUE RECEIVED, the undersigned, Colorado Greenhouse, LLC, a Colorado limited liability company (Maker"), hereby promises to pay to the order of Colorado Greenhouse, Inc., a Delaware corporation doing business in Colorado, ("Payee"), at its offices, on the Maturity Date as defined in the Line of Credit Agreement, in lawful money of the United States of America, the principal amount of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00) or so much thereof as may have been Advanced and is outstanding hereunder, together with interest on the outstanding principal balance from day to day remaining, at the rate provided in the Line Credit Agreement. All accrued and unpaid interest shall be due and payable on the first day of each month beginning on the first day of the first month following the first Advance hereon and on the Maturity Date. All unpaid principal balance of the Advances on this Promissory Note shall be due and payable on the Maturity Date. All past due principal shall bear interest at the Default Rate.

     This Promissory Note has been given to Payee pursuant to the Line of Credit dated as of the 24th day of January, 1997, and all capitalized terms used herein and not otherwise defined shall have the meaning provided therein. Maker may borrow, repay and reborrow hereunder and under the terms of the Line of Credit Agreement.

     Upon the occurrence of any Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Promissory Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, and the holder hereof shall have the right to foreclose or otherwise enforce all liens or security interests securing payment hereof, or any part hereof, and offset against this Promissory Note any sum or sums owed by the holder hereof to Maker. Failure of the holder hereof to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

     If the holder hereof expends any effort in any attempt to enforce payment of all or any part of any sum due the holder hereunder, or if this Promissory
Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all costs, expenses and fees incurred by the holder, including reasonable attorney's fees.

     This Promissory Note shall be governed by and construed in accordance with the Laws of the State of Colorado and the applicable Laws of the United States of America.

     Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Promissory Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Promissory Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute any such party or part or all of the collateral securing this Promissory Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     Maker hereby authorizes the holder hereof to record in its records all Advances made to Maker hereunder and all payments made on account of the principal hereof and interest accruing hereon, which records shall be prima facie evidence as to the outstanding principal amount of and interest accrued on this Promissory Note; provided, however, any failure by the holder hereof to make any records shall not limit or otherwise affect the obligations of Maker under the Agreement or this Promissory Note.


                                               COLORADO GREENHOUSE, LLC

                                               By:______________________________

                                               Title:___________________________

                                  SCHEDULE I
                                      TO
                           LINE OF CREDIT AGREEMENT

Disclosures:

  Section 10(E):   None
  -------------

  Section 10(F) - Environmental Matters
  -------------   ---------------------

  1. Phase I Environmental Site Assessment for the Brush Cogeneration Facility, Brush, Colorado, prepared by Environmental Engineering & Services Corporation for Brush Cogeneration Partners, dated June 1992.

  2. Phase I Environmental Site Assessment for East 1/2 of Section 10, Township 5 North, Range 8 East, Torrance County, New Mexico prepared by Daniel B. Stephens & Associates, Inc. for Colorado Greenhouse LLC, dated November 20, 1996.

  3. Phase I Environmental Site Assessment for American Atlas #1, Rifle, Colorado, prepared by Parsons Brinckerhoff Energy Services, Inc., for American Atlas #1, dated March 15, 1995.

  4. Phase I Environmental Assessment for Fort Lupton, Colorado Facility, prepared by ERM-Rocky Mountain, Inc. for Thermo, Inc., dated February 18, 1992.

  Section 10(G) - Subsidiary's Litigation
  --------------  -----------------------

  The Subsidiary is currently a party to two pending litigation matters.

  1.   EEOC Complaint:

  A former employee, Michael Vondy, filed a charge of discrimination against LLC in September 1995, alleging that LLC discriminated against him in violation of the American With Disabilities Act when it terminated him following his recovery from a work related injury.

  2.   Worker's Compensation Claim

  Ernesto Godinez, a former employee, strained his lower back on February 4, 1994. On May 9, 1995, it was ruled that the claimant is permanently and totally disabled. A petition to review was filed on May 16, 1995, on behalf of BGP, and on May 22, 1995, Colorado Insurance Compensation Authority ("CCIA"), LLC's worker's compensation carrier, filed an appeal of the ruling. On February 8, 1996, the Industrial Claim Appeals Office upheld the findings of fact. CCIA requested a reversal of the final order on February 8, 1996. There has been no ruling on the final appeal.

  Section 10(H) - LLC's Leased Real Property
  --------------  --------------------------

  1. Ft. Lupton Greenhouse, 6811 Weld County Road, Ft. Lupton, CO 80621 (leased by Rocky Mountain Produce ("RMP"))

  2. Brush 1 Greenhouse, 1500 S. Clayton Street, Brush, CO 80723 (leased by Brush Greenhouse Partners)

  3. Brush 2 Greenhouse, 1500 S. Clayton Street, Brush, CO 80723 (leased by Brush Greenhouse Partners II LLC)

  4. Rifle Greenhouse, 0056-C County Road 352, Rifle, CO 81650 (leased by Wolf Creek Rifle LLC)

  5.   Ft. Lupton Administration Building (leased by RMP)

                             Intellectual Property
                             ---------------------

          Colorado Greenhouse LLC has granted a license to the trademarks described in the Trademark Security Agreement to Colorado Greenhouse, Inc. pursuant to that certain Trademark License Agreement dated as of January 24, 1997.

Section 10(K) - None
-------------



                                       2